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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON,D.C. 29549


                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): February 17, 1997

                        WINNERS ALL INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its Charter)


          DELAWARE               0-20101                 13-3645304
          --------               -------                 ----------
       (State or other         Commission               (IRS Employer
       Jurisdiction of         File Number                ID Number)
       Incorporation)

600 N.W. 44th St. Suite 2H
Fort Lauderdale, FL                                         33309
--------------------------                                 -----
 (Address of principal                                   (Zip Code)
  executive offices)


        Registrant's telephone number, including area code: 954-561-0009

                                      N/A
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 8.   CHANGE IN FISCAL YEAR

        On February 17,1997, the Company made a determination to change the fiscal year from that used in its most recent filing with the Commission. The date of the new fiscal year end is December 31. The December 31, 1996 Form 10-K report will cover the transition period.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   Winners All International, Inc.
                                           (Registrant)



                                   By: /s/Edgar M. Reynolds
                                      --------------------------------------
                                       Edgar M. Reynolds
                                       President and Chief Executive Officer


Date: February 28, 1997
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